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                                  EXHIBIT N-10

                 MARKET SHARE FOR ELECTRIC COMPANIES IN THE U.S.

                                                           Number of      Portion of Market Served
                                  Illinova's  Illinova's    Larger         by Illinova and Larger
Parameter           Units         Statistics    Share      Companies              Companies
--------------------------------------------------------------------------------------------------
Customers         thousands           575        0.6%         41                    90.9%
Assets           $ millions         2,113        0.4%         50                    95.2%
Revenues         $ millions         1,077        0.6%         41                    91.2%

            COMPARISON OF ILLINOVA CORP. TO LARGE ELECTRIC UTILITIES

                               Number of Utilities        Average Size
                               Necessary for 50% of         of These       Ratio of These Utilities to
Parameter           Units              U.S.                Utilities                Illinova
------------------------------------------------------------------------------------------------------
Customers         thousands             13                    3,745                     7
Assets           $ millions             12                   21,911                    10
Revenues         $ millions             13                    7,142                     7

                               Number of Utilities        Average Size
                               Necessary for 80% of         of These       Ratio of These Utilities to
Parameter           Units              U.S.                Utilities                Illinova
------------------------------------------------------------------------------------------------------
Customers         thousands             30                    2,532                    4
Assets           $ millions             30                   13,911                    7
Revenues         $ millions             29                    4,886                    5

Source: 2001 RDI Data

                                  EXHIBIT N-10

            MARKET SHARE FOR ELECTRIC COMPANIES IN THE UNITED STATES
                          COMPANIES SORTED BY CUSTOMERS

                                                 Customers                   Share of      Cumulative
            Holding Company                     (thousands)        Rank        Total         Share
-----------------------------------------------------------------------------------------------------
American Electric Power Company Inc                4,909             1          5.2%           5.2%
Exelon Corp.                                       4,758             2          5.1%          10.3%
PG&E Corp                                          4,720             3          5.0%          15.3%
Edison International                               4,427             4          4.7%          20.0%
FirstEnergy Corporation                            4,071             5          4.3%          24.3%
Southern Company                                   3,975             6          4.2%          28.6%
FPL Group, Inc.                                    3,935             7          4.2%          32.7%
Consolidated Edison, Inc.                          3,342             8          3.6%          36.3%
National Grid Group Plc                            3,229             9          3.4%          39.7%
Xcel Energy, Inc.                                  3,194            10          3.4%          43.1%
TXU Corporation                                    2,844            11          3.0%          46.1%
Progress Energy, Inc.                              2,708            12          2.9%          49.0%
Entergy Corp.                                      2,571            13          2.7%          51.8%
DTE Energy Co.                                     2,118            14          2.3%          54.0%
Dominion                                           2,102            15          2.2%          56.2%
Duke Energy Corp.                                  2,098            16          2.2%          58.5%
Public Service Enterprise Group, Inc.              1,978            17          2.1%          60.6%
Northeast Utilities                                1,796            18          1.9%          62.5%
CenterPoint Energy Inc.                            1,730            19          1.8%          64.3%
Ameren Corp.                                       1,712            20          1.8%          66.1%
CMS Energy Corp.                                   1,700            21          1.8%          68.0%
PEPCO Holdings, Inc.                               1,683            22          1.8%          69.7%
Cinergy Corp.                                      1,505            23          1.6%          71.3%
Scottish Power Plc                                 1,501            24          1.6%          72.9%
Allegheny Energy, Inc.                             1,483            25          1.6%          74.5%
PPL Corp.                                          1,275            26          1.4%          75.9%
Sempra Energy                                      1,229            27          1.3%          77.2%
Constellation Energy Group, Inc.                   1,156            28          1.2%          78.4%
Energy East Corp.                                  1,127            29          1.2%          79.6%
NSTAR                                              1,074            30          1.1%          80.7%
Wisconsin Energy Corp.                             1,057            31          1.1%          81.9%
Sierra Pacific Resources                             940            32          1.0%          82.9%
Alliant Energy Corp.                                 934            33          1.0%          83.9%
Puget Energy, Inc.                                   932            34          1.0%          84.9%
Pinnacle West Capital Corp.                          875            35          0.9%          85.8%
E.ON AG                                              873            36          0.9%          86.7%
Enron Corporation                                    733            37          0.8%          87.5%
OGE Energy Corp.                                     700            38          0.7%          88.2%
MidAmerican Energy Holdings Co.                      670            39          0.7%          88.9%
Westar Energy Inc.                                   640            40          0.7%          89.6%
TECO Energy, Inc.                                    576            41          0.6%          90.2%
DYNEGY, INC.                                         575            42          0.6%          90.9%

Everyone else combined                             8,604                        9.1%         100.0%

Total                                             94,058

Source: 2001 RDI Data

                                  EXHIBIT N-10

            MARKET SHARE FOR ELECTRIC COMPANIES IN THE UNITED STATES
                           COMPANIES SORTED BY REVENUE

                                              Revenue                  Share of     Cumulative
            Holding Company               (millions of $)     Rank       Total         Share
----------------------------------------------------------------------------------------------
American Electric Power Company Inc             8,693           1         4.9%           4.9%
Exelon Corp.                                    8,425           2         4.8%           9.7%
Southern Company                                8,371           3         4.8%          14.5%
FirstEnergy Corporation                         7,854           4         4.5%          19.0%
TXU Corporation                                 7,807           5         4.4%          23.4%
Edison International                            7,782           6         4.4%          27.9%
FPL Group, Inc.                                 7,302           7         4.2%          32.0%
PG&E Corp                                       7,171           8         4.1%          36.1%
Entergy Corp.                                   6,832           9         3.9%          40.0%
Consolidated Edison, Inc.                       5,797          10         3.3%          43.3%
National Grid Group Plc                         5,751          11         3.3%          46.6%
CenterPoint Energy Inc.                         5,622          12         3.2%          49.8%
Progress Energy, Inc.                           5,437          13         3.1%          52.8%
Xcel Energy, Inc.                               4,739          14         2.7%          55.5%
Dominion                                        4,340          15         2.5%          58.0%
Duke Energy Corp.                               4,159          16         2.4%          60.4%
Public Service Enterprise Group, Inc.           3,563          17         2.0%          62.4%
DTE Energy Co.                                  3,511          18         2.0%          64.4%
Northeast Utilities                             3,390          19         1.9%          66.3%
PEPCO Holdings, Inc.                            3,231          20         1.8%          68.2%
Ameren Corp.                                    3,061          21         1.7%          69.9%
Cinergy Corp.                                   2,684          22         1.5%          71.4%
CMS Energy Corp.                                2,457          23         1.4%          72.8%
NSTAR                                           2,411          24         1.4%          74.2%
Allegheny Energy, Inc.                          2,337          25         1.3%          75.5%
PPL Corp.                                       2,331          26         1.3%          76.9%
Scottish Power Plc                              2,330          27         1.3%          78.2%
Energy East Corp.                               2,165          28         1.2%          79.4%
Sierra Pacific Resources                        2,133          29         1.2%          80.6%
Constellation Energy Group, Inc.                2,000          30         1.1%          81.8%
Pinnacle West Capital Corp.                     1,867          31         1.1%          82.8%
Wisconsin Energy Corp.                          1,744          32         1.0%          83.8%
Sempra Energy                                   1,578          33         0.9%          84.7%
Alliant Energy Corp.                            1,532          34         0.9%          85.6%
OGE Energy Corp.                                1,356          35         0.8%          86.4%
Puget Energy, Inc.                              1,346          36         0.8%          87.1%
TECO Energy, Inc.                               1,301          37         0.7%          87.9%
Hawaiian Electric Industries, Inc.              1,279          38         0.7%          88.6%
SCANA Corp.                                     1,213          39         0.7%          89.3%
E.ON AG                                         1,176          40         0.7%          90.0%
Enron Corporation                               1,096          41         0.6%          90.6%
DYNEGY, INC.                                    1,077          42         0.6%          91.2%

Everyone else combined                         15,439

Total                                         175,691

Source: 2001 RDI Data

                                  EXHIBIT N-10

            MARKET SHARE FOR ELECTRIC COMPANIES IN THE UNITED STATES
                           COMPANIES SORTED BY ASSETS

                                               Assets                Share of  Cumulative
            Holding Company                (millions of $)   Rank      Total     Share
----------------------------------------------------------------------------------------
Southern Company                                34,622         1        6.7%       6.7%
American Electric Power Company Inc             32,844         2        6.3%      13.0%
Entergy Corp.                                   24,306         3        4.7%      17.6%
PG&E Corp                                       24,244         4        4.7%      22.3%
TXU Corporation                                 23,620         5        4.5%      26.8%
Edison International                            21,188         6        4.1%      30.9%
Progress Energy, Inc.                           19,160         7        3.7%      34.6%
FPL Group, Inc.                                 18,527         8        3.6%      38.1%
Duke Energy Corp.                               16,636         9        3.2%      41.3%
Dominion                                        16,052        10        3.1%      44.4%
Xcel Energy, Inc.                               16,009        11        3.1%      47.5%
Exelon Corp.                                    15,719        12        3.0%      50.5%
CenterPoint Energy Inc.                         14,577        13        2.8%      53.3%
FirstEnergy Corporation                         13,137        14        2.5%      55.8%
Scottish Power Plc                              12,289        15        2.4%      58.2%
Ameren Corp.                                    11,861        16        2.3%      60.5%
Consolidated Edison, Inc.                       11,137        17        2.1%      62.6%
DTE Energy Co.                                  10,978        18        2.1%      64.7%
Cinergy Corp.                                   10,048        19        1.9%      66.6%
National Grid Group Plc                          9,844        20        1.9%      68.5%
Pinnacle West Capital Corp.                      8,094        21        1.6%      70.1%
PEPCO Holdings, Inc.                             7,172        22        1.4%      71.5%
CMS Energy Corp.                                 6,324        23        1.2%      72.7%
Allegheny Energy, Inc.                           5,966        24        1.1%      73.8%
Northeast Utilities                              5,783        25        1.1%      74.9%
E.ON AG                                          5,558        26        1.1%      76.0%
Public Service Enterprise Group, Inc.            5,456        27        1.0%      77.1%
Energy East Corp.                                5,450        28        1.0%      78.1%
Westar Energy Inc.                               5,364        29        1.0%      79.1%
Sierra Pacific Resources                         5,355        30        1.0%      80.2%
Wisconsin Energy Corp.                           5,124        31        1.0%      81.1%
Alliant Energy Corp.                             5,074        32        1.0%      82.1%
SCANA Corp.                                      4,842        33        0.9%      83.1%
Sempra Energy                                    4,752        34        0.9%      84.0%
MidAmerican Energy Holdings Co.                  4,362        35        0.8%      84.8%
Great Plains Energy Corp.                        4,325        36        0.8%      85.6%
NiSource Inc                                     4,287        37        0.8%      86.5%
TECO Energy, Inc.                                4,108        38        0.8%      87.2%
Puget Energy, Inc.                               3,992        39        0.8%      88.0%
OGE Energy Corp.                                 3,935        40        0.8%      88.8%
PPL Corp.                                        3,900        41        0.7%      89.5%
NSTAR                                            3,593        42        0.7%      90.2%
DPL, Inc.                                        3,516        43        0.7%      90.9%
Enron Corporation                                3,499        44        0.7%      91.6%
Constellation Energy Group, Inc.                 3,350        45        0.6%      92.2%
IDACORP, Inc.                                    2,990        46        0.6%      92.8%

                                  EXHIBIT N-10

            MARKET SHARE FOR ELECTRIC COMPANIES IN THE UNITED STATES
                           COMPANIES SORTED BY ASSETS

                                               Assets                Share of  Cumulative
            Holding Company                (millions of $)   Rank      Total     Share
-----------------------------------------------------------------------------------------
AES Corp.                                        2,942        47        0.6%      93.3%
El Paso Electric Co.                             2,546        48        0.5%      93.8%
Hawaiian Electric Industries, Inc.               2,544        49        0.5%      94.3%
UniSource Energy Corp.                           2,494        50        0.5%      94.8%
DYNEGY, INC.                                     2,113        51        0.4%      95.2%

Everyone else combined                          24,992                  4.8%     100.0%

Total                                          520,598

Source: 2001 RDI Data